Dreyfus
Large Company
Value Fund
Semi-Annual
Report


April 30, 1998

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this semi-annual report for Dreyfus Large Company Value Fund for the six-month period ended April 30, 1998. Over this period, your Fund produced a total return of 13.13%* which compares with a total return of 22.50% for the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500")** and 19.78% for the Standard & Poor's Barra Value Index.***

   The performance of the Fund during this period was certainly below our expectations compared to these indices. Given that we position the Fund for where we believe the market is going and not where it has been, it can take some time for the market to realize the value of our investments. Value investing can require some patience. Regardless, we have made changes in the holdings, and hope to look back on this period as one of abnormality.

   Performance during these past six months was somewhat restrained by our disciplined value investing approach. We believed that the valuation of most major market benchmarks and many of the largest securities had become excessive during this period and constructed an investment portfolio with a relatively low correlation to the S&P 500 Index. In doing so, we believed that the risk level of the Fund was significantly lower than that of this and other major benchmarks, and that the values we uncovered would eventually be realized. Unfortunately, during the fall months, the Fund was negatively impacted by the Asian economic crisis. Many of the same companies and sectors that had done so well earlier in 1997 were penalized during the fourth calendar quarter due to either export exposure to Asian countries or commodity exposure that might hurt selling prices in a weaker global marketplace. Late in the calendar year, we restructured the Fund's security holdings for this new economic environment, favoring domestically oriented companies and businesses with less economic cyclicality.

Economic Review

   Although real Gross Domestic Product (GDP) sustained a growth trend approaching 4% into the first quarter, incoming evidence suggests a shift to somewhat slower economic growth in coming months. Aggregate profit margins have already begun to narrow in some sectors. The conflicting pressures of a softening economy and a still tightening labor market have kept the Federal Reserve Board in neutral, although a bias favoring higher interest rates was resumed recently. Market interest rates have likewise stayed within a narrow range in recent months.

   While manufacturing has turned appreciably sluggish since year-end, this was overshadowed in the first quarter by a strong rebound in domestic demand. The industrial sector has been slowed by the strong dollar and by weak exports. However, with Asian economies still in turmoil, competition from Asian-made imports has emerged only gradually. The first quarter rebound in domestic demand was fueled primarily by strong housing market conditions and rising real household incomes, but additionally by several short-lived influences.

Market Overview

   Equity prices during the six months ended April 30, 1998 continued to display some volatility, most of the time on the upside. The U.S. equity markets quickly rebounded from the financial crisis in Asia.

   Occasionally, there are temporary setbacks due to worries about inflation and concern about the corporate profit outlook. During the first calendar quarter, however, the markets resumed their upward surge. As the markets entered the second quarter, interest rate fears have held prices in a fairly narrow trading range.

Value Investing and Our Investment Process

   While there are other investment disciplines practiced at Dreyfus, the Dreyfus Equity Value Team passionately believes in value investing. Paying attention to the value of securities has proven in numerous industry and academic studies to result in superior, more consistent long-term investment returns. As value investors, we want to buy growing companies, but we want to pay as little for them as we can. In this sense, it is a lower-risk, more conservative style of equity investing.

   Our approach to the selection of securities starts and ends with our analysts, who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts to our computer models, their analysis and opinions to our decision-making process, and their constant flow of information to our ongoing assessment of securities owned. We screen the universe of stocks by computer according to two principal methods. The first computer screen determines value by calculating each security's earnings yield (our forecast for earnings divided by the security price) which, to justify purchase, must be greater than the risk-free yield available on reasonably long-term U.S. Treasury securities. Being paid more than this risk-free rate for the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns. We input into this model the current economic and stock market trends, and the computer calculates each security's exposure to this environment. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 60 securities. We use the same disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.

Summary

   Investment results during this period benefited from holdings such as Equitable, Storage Technology, Warnaco Group Cl.A, Xerox, Travelers Group, Shaw Industries, Biogen, and Ceridian. Relative performance during the fiscal year was penalized by holdings including Adaptec, Cabletron Systems, Reebok International, Ikon Office Solutions, Micron Electronics, and Georgia Pacific.

   We will continue to manage your investments with dedication and discipline.

                                                     Sincerely,

                                                     /s/Timothy M. Ghriskey

                                                     Timothy M. Ghriskey
                                                     Portfolio Manager

May 18, 1998
New York, N.Y.

*   Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Statement of Investments                             April 30, 1998 (Unaudited)

Common Stocks--96.6%                                                                   Shares              Value
-------------------------------------------------------------------------------     ------------       --------------

      Commercial Services--1.2%  Ikon Office Solutions.........................           85,000       $    2,055,937
                                                                                                       --------------
        Consumer Durables--3.1%  General Motors................................           37,200            2,506,350
                                 Shaw Industries...............................          176,000            2,849,000
                                                                                                       --------------
                                                                                                            5,355,350
                                                                                                       --------------

    Consumer Non-Durables--9.6%  ConAgra.......................................           93,000            2,714,438
                                 Kimberly-Clark................................           57,400            2,913,050
                                 Philip Morris.................................           65,000            2,425,313
                                 Reebok International.......................(a)           99,000            2,908,125
                                 RJR Nabisco Holdings..........................           75,700            2,105,406
                                 Warnaco Group, Cl. A..........................           79,000            3,337,750
                                                                                                       --------------
                                                                                                           16,404,082
                                                                                                       --------------

       Consumer Services--3.9%   La Quinta Inns................................          142,000            3,124,000
                                 McDonald's....................................           58,000            3,588,750
                                                                                                       --------------
                                                                                                            6,712,750
                                                                                                       --------------

  Electronic Technology--14.2%   Ceridian...................................(a)           53,000            2,997,812
                                 Digital Equipment..........................(a)           59,000            3,281,875
                                 Gateway 2000...............................(a)           63,000            3,697,313
                                 International Business Machines...............           29,300            3,395,137
                                 Lockheed Martin...............................           28,000            3,118,500
                                 Storage Technology.........................(a)           55,600            4,694,725
                                 Sun Microsystems...........................(a)           75,000            3,089,063
                                                                                                       --------------
                                                                                                           24,274,425
                                                                                                       --------------
          Energy Minerals--7.9%  British Petroleum, A.D.S......................           32,000            3,024,000
                                 Mobil.........................................           29,500            2,330,500
                                 Phillips Petroleum............................           52,900            2,621,856
                                 Tosco.........................................           77,700            2,768,063
                                 USX-Marathon Group............................           76,000            2,721,750
                                                                                                       --------------
                                                                                                           13,466,169
                                                                                                       --------------

                 Finance--17.4%  BankAmerica...................................           31,700            2,694,500
                                 Bankers Trust New York........................           21,200            2,737,450
                                 Chase Manhattan...............................           20,500            2,840,531
                                 CIGNA ........................................           14,000            2,897,125
                                 Citicorp......................................           17,700            2,663,850
                                 Equitable.....................................           49,900            3,062,613
                                 Fleet Financial Group.........................           33,800            2,919,475
                                 Morgan (J.P.).................................           22,200            2,913,750
                                 NationsBank...................................           35,000            2,651,250
                                 St. Paul Companies............................           23,300            1,974,675
                                 Travelers Group...............................           38,800            2,374,075
                                                                                                        -------------
                                                                                                           29,729,294
                                                                                                        -------------

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)


Common Stocks (continued)                                                               Shares              Value
-------------------------------------------------------------------------------     ------------       --------------

          Health Services--1.8%  Tenet Healthcare...........................(a)           80,000         $  2,995,000
                                                                                                         ------------

       Health Technology--9.6%   Allergan......................................           82,000            3,408,125
                                 American Home Products........................           32,500            3,026,562
                                 Amgen .....................................(a)           55,500            3,309,187
                                 Biogen.....................................(a)           81,800            3,629,875
                                 Genzyme....................................(a)           99,500            3,078,281
                                                                                                         ------------
                                                                                                           16,452,030
                                                                                                         ------------

      Industrial Services--1.4%  Cooper Cameron.............................(a)           35,000            2,325,312
                                                                                                         ------------
      Non-Energy Minerals--1.6%  Lafarge.......................................           70,000            2,800,000
                                                                                                         ------------

      Process Industries--4.8%   Crown Cork & Seal.............................           53,000            2,759,312
                                 Owens-Illinois.............................(a)           67,000            2,650,688
                                 Premark International.........................           84,500            2,820,188
                                                                                                         ------------
                                                                                                            8,230,188
                                                                                                         ------------

  Producer Manufacturing--3.6%   Georgia Pacific...............................           38,800            2,994,875
                                 Masco ........................................           54,000            3,132,000
                                                                                                         ------------
                                                                                                            6,126,875
                                                                                                         ------------

            Retail Trade--5.1%   American Stores...............................          120,000            2,880,000
                                 Federated Department Stores................(a)           56,600            2,784,013
                                 Sears, Roebuck & Co...........................           52,000            3,084,250
                                                                                                         ------------
                                                                                                            8,748,263
                                                                                                         ------------

          Transportation--1.7%  Union Pacific..................................           53,000            2,901,750
                                                                                                         ------------


               Utilities--9.7%  Ameritech......................................           68,000            2,894,250
                                AT&T...........................................           50,000            3,003,125
                                Coastal........................................           44,000            3,143,250
                                Empresa Nacional Electricidad, A.D.R...........           98,800            1,722,825
                                Telefonos de Mexico, Cl. L, A.D.S..............           54,600            3,091,725
                                Texas Utilities................................           70,000            2,800,000
                                                                                                         ------------
                                                                                                           16,655,175
                                                                                                         ------------
                                 TOTAL COMMON STOCKS
                                    (cost $137,736,713)........................                          $165,232,600
                                                                                                         ============


Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)


Preferred Stocks--1.6%                                                                 Shares                 Value
-------------------------------------------------------------------------------     --------------        --------------

                      Finance;   Sanwa International Finance (Bermuda) Trust
                                    (cost $2,983,768).......................(b)        3,750,000             $  2,735,991
                                                                                                             ============

TOTAL INVESTMENTS (cost $140,720,481)..........................................             98.2%            $167,968,591
                                                                                         =======             ============
CASH AND RECEIVABLES (NET).....................................................              1.8%            $  3,062,141
                                                                                         =======             ============
NET ASSETS.....................................................................            100.0%            $171,030,732
                                                                                         =======             ============


Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Non-income producing.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, this security amounted to $2,735,991 or approximately 1.6% of net assets.


                       See notes to financial statements.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  April 30, 1998 (Unaudited)
                                                                                       Cost             Value
                                                                                   ------------     ------------
ASSETS:                       Investments in securities--See Statement
                                of Investments                                     $140,720,481     $167,968,591
                              Cash.............................................                          192,723
                              Receivable for investment securities sold........                        6,825,149
                              Dividends and interest receivable................                          144,965
                              Receivable for shares of Common Stock subscribed.                          141,570
                              Net unrealized appreciation on forward currency
                                exchange contracts--Note 4(a)..................                          116,063
                              Prepaid expenses.................................                           48,649
                                                                                                    ------------
                                                                                                     175,437,710
                                                                                                    ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                          142,784
                              Due to Distributor...............................                           35,922
                              Payable for shares of Common Stock redeemed......                        2,378,847
                              Payable for investment securities purchased......                        1,131,869
                              Bank loan payable................................                          700,000
                              Accrued expenses.................................                           17,556
                                                                                                   -------------
                                                                                                       4,406,978
                                                                                                   -------------

NET ASSETS.....................................................................                     $171,030,732
                                                                                                    ============

REPRESENTED BY:               Paid-in capital..................................                     $142,131,781
                              Accumulated undistributed investment income--net.                           93,547
                              Accumulated net realized gain (loss) on investments,
                                forward currency exchange contracts and
                                foreign currency transactions..................                        1,441,231
                              Accumulated net unrealized appreciation (depreciation)
                                on investments and forward currency exchange
                                contracts--Note 4(b)...........................                       27,364,173
                                                                                                    ------------
NET ASSETS.....................................................................                     $171,030,732
                                                                                                    ============
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)................                        7,465,410

NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                           $22.91
                                                                                                          ======

                       See notes to financial statements.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Statement of Operations             Six Months Ended April 30, 1998 (Unaudited)

INVESTMENT INCOME
INCOME:                       Cash dividends (net of $6,211 foreign taxes
                                withheld at source)......................                  $ 1,154,177
                              Interest...................................                      105,386
                                                                                           -----------
                                Total Income.............................                                      $ 1,259,563


EXPENSES:                     Management fee--Note 3(a)..................                      627,435
                              Shareholder servicing costs--Note 3(b).....                      331,054
                              Registration fees..........................                       26,624
                              Custodian fees--Note 3(b)..................                       17,820
                              Professional fees..........................                       16,449
                              Prospectus and shareholders' reports.......                        9,475
                              Directors' fees and expenses--Note 3(c)....                        4,608
                              Interest expense--Note 2...................                          128
                              Miscellaneous..............................                        3,932
                                                                                           -----------
                                Total Expenses...........................                                        1,037,525
                                                                                                               -----------


INVESTMENT INCOME--NET...................................................                                          222,038


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments
                                and foreign currency transactions........                $  1,512,329
                              Net unrealized appreciation (depreciation) on
                                investments, forward currency exchange
                                contracts and foreign currency transactions                19,567,810
                                                                                         ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                       21,080,139
                                                                                                               -----------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                      $21,302,177
                                                                                                               ===========


                       See notes to financial statements.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                                                 Six Months Ended
                                                                                  April 30, 1998         Year Ended
                                                                                    (Unaudited)       October 31, 1997
                                                                                 ----------------     ----------------
OPERATIONS:
   Investment income--net.................................................        $    222,038          $    408,170
   Net realized gain (loss) on investments................................           1,512,329             7,983,595
   Net unrealized appreciation (depreciation) on investments..............          19,567,810             5,923,746
                                                                                  ------------          ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....          21,302,177            14,315,511
                                                                                  ------------          ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................            (419,872)             (262,874)
   Net realized gain on investments.......................................          (8,053,887)           (2,353,920)
                                                                                  ------------          ------------
      Total Dividends.....................................................          (8,473,759)           (2,616,794)
                                                                                  ------------          ------------

CAPITALSTOCK TRANSACTIONS:
   Net proceeds from shares sold..........................................          36,643,366           172,616,707
   Dividends reinvested...................................................           8,047,123             2,254,119
   Cost of shares redeemed................................................         (48,447,949)          (58,796,553)
                                                                                  ------------          ------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...          (3,757,460)          116,074,273
                                                                                  ------------          ------------
         Total Increase (Decrease) in Net Assets..........................           9,070,958           127,772,990

NET ASSETS:
   Beginning of Period....................................................         161,959,774            34,186,784
                                                                                  ------------          ------------
   End of Period..........................................................        $171,030,732          $161,959,774
                                                                                  ============          ============
Undistributed investment income--net......................................        $     93,547          $    291,381
                                                                                  ------------          ------------

                                                                                      Shares                Shares
                                                                                  ------------          ------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................           1,742,185             8,530,858
   Shares issued for dividends reinvested.................................             393,503               121,976
   Shares redeemed........................................................          (2,254,627)           (2,962,260)
                                                                                  ------------          ------------
      Net Increase (Decrease) in Shares Outstanding.......................            (118,939)            5,690,574
                                                                                  ============          ============


                       See notes to financial statements.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                      Six Months Ended            Year Ended October 31,
                                                       April 30, 1998   -------------------------------------------
PER SHARE DATA:                                          (Unaudited)     1997        1996        1995      1994(1)
                                                         -----------    ------      ------      ------     --------
   Net asset value, beginning of period.............       $21.35       $18.05      $15.46      $12.63      $12.50
                                                           ------       ------      ------      ------      ------
   Investment Operations:
   Investment income--net...........................          .03          .07         .12         .22         .26
   Net realized and unrealized gain (loss)
      on investments................................         2.65         4.33        4.68        2.93        (.13)
                                                           ------       ------      ------      ------      ------
   Total from Investment Operations.................         2.68         4.40        4.80        3.15         .13
                                                           ------       ------      ------      ------      ------
   Distributions:

   Dividends from investment income--net............         (.06)        (.11)       (.21)       (.32)       --
   Dividends from net realized gain
      on investments................................        (1.06)        (.99)      (2.00)       --          --
                                                           ------       ------      ------      ------      ------
   Total Distributions..............................        (1.12)       (1.10)      (2.21)       (.32)       --
                                                           ------       ------      ------      ------      ------
   Net asset value, end of period...................       $22.91       $21.35      $18.05      $15.46      $12.63
                                                           ======       ======      ======      ======      ======
TOTAL INVESTMENT RETURN.............................        13.13%(2)    25.29%      34.35%      25.73%       1.04%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..........          .62%(2)     1.22%       1.25%        .83%        --
   Ratio of net investment income to average
      net assets....................................          .13%(2)      .41%        .93%       1.64%       2.08%(2)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager............            --         .06%        .32%       1.76%       2.01%(2)
   Portfolio Turnover Rate..........................        68.05%(2)   110.14%     186.39%     143.61%      48.35%(2)
   Average commission rate paid (3).................       $.0490       $.0471      $.0471        --           --
   Net assets, end of period (000's Omitted)........     $171,031     $161,960     $34,187      $6,687      $5,168

--------------------------
(1) From December 29, 1993 (commencement of operations) to October 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Large Company Value Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering nine series including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

   The Fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1998 was approximately $3,900, with a related weighted average annualized interest rate of 6.68%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, the Fund was charged $209,145 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $79,225 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1998, the Fund was charged $17,820 pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

   (e) During the period ended April 30, 1998, the Fund incurred total brokerage commissions of $328,815, of which $456 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4--Securities Transactions:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 1998 amounted to $113,149,620 and $119,707,542, respectively.

   In addition, the following summarizes open forward currency exchange contracts at April 30, 1998:

                                           Foreign
                                           Currency                                               Unrealized
Forward Currency Exchange Contracts         Amount              Proceeds           Value         Appreciation
-----------------------------------        --------             --------          ------         ------------
Sales:
-----
   Japanese Yen, expiring 5/18/98         375,000,000          $2,946,839        $2,830,776         $116,063
                                                                                                    ========

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

   (b) At April 30, 1998, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $27,364,173, consisting of $30,204,200 gross unrealized appreciation and $2,840,027 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Large Company
Value Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                      251SA984